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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                  MARCH 5, 2001
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-24975              94-3236644
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


                              RIVER DRIVE CENTER 2
                                 669 RIVER DRIVE
                       ELMWOOD PARK, NEW JERSEY 07407-1361
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (201) 703-3400
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
             (Former name or address, if changed since last report)


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         ITEM 9.  REGULATION FD DISCLOSURE

         Following a hearing on the Quintiles lawsuit on Monday, March 5, 2001, the Federal Court indicated that it would allow the temporary restraining order entered against WebMD Corporation to expire by its terms on Wednesday, March 7, 2001. WebMD is awaiting the Court's ruling and anticipates that the Court will enter a new order by no later than Wednesday, March 7, 2001 that will expire on Friday, March 16, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       WEBMD CORPORATION



         Dated: March 6, 2001          By:         /s/ Charles A. Mele
                                          --------------------------------------
                                           Charles A. Mele
                                           Executive Vice President and General
                                               Counsel